UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2014

CNL GROWTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54686	26-3859644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information appearing in Item 2.03 of this Current Report is incorporated by reference herein and made a part of this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

Aura at The Rim, San Antonio, Texas

As previously reported in a Form 8-K filed with the Securities Exchange Commission on February 24, 2014, CNL Growth Properties, Inc. (the “Company”) through a wholly owned subsidiary of the Company’s operating partnership, formed a joint venture, on February 18, 2014, with Akard Street The Rim, LLC, a Delaware limited liability company (the “Akard JV Partner”), and TRG Rim, L.P., a Delaware limited partnership for the purpose of forming GGT TRG Rim TX, LLC, a Delaware limited liability company (the “Aura at The Rim Joint Venture”). The Aura at The Rim Joint Venture, on February 18, 2014, acquired an approximately 11.2-acre parcel of land located within The Rim, a mixed-use development in northwest San Antonio, Texas on which it will develop, construct and operate a 308-unit Class A, urban style, multifamily residential community (the “Aura at The Rim Project”).

On April 17, 2014, for the purpose of funding the balance of development, construction and other costs associated with the Aura at The Rim Project, the Aura at The Rim Joint Venture entered into and closed on a construction loan in the original principal amount of approximately $27.7 million (the “Aura at The Rim Construction Loan”) from Regions Bank (the “Aura at The Rim Lender”). The Aura at The Rim Construction Loan is evidenced by a loan and security agreement, promissory note, deed of trust and security agreement, and other related documents evidencing and securing the loan (collectively, the “Aura at The Rim Loan Documents”). In connection with the origination of the Aura at The Rim Construction Loan, the Aura at The Rim Joint Venture paid the Aura at The Rim Lender a fee in the amount of $138,352.

Generally, the Aura at The Rim Construction Loan will bear interest at a variable interest rate per annum equal to 2.25% above the 30-day LIBOR rate for United States dollar deposits. The interest rate is subject to adjustment monthly based on the latest 30-day LIBOR rate. In the event of a default, the Aura at The Rim Construction Loan will bear interest at 5% above the interest rate then in effect, such amount not to exceed the highest rate authorized by applicable law.

The Aura at The Rim Construction Loan has maturity date of April 17, 2017 and will accrue interest during the initial term, which is due and payable monthly commencing the first of the month following the initial advance of funds. On the maturity date, the outstanding principal balance of the Aura at The Rim Construction Loan is due and payable in a single payment together with all accrued and unpaid interest; provided, however, that the Aura at The Rim Joint Venture may extend the Aura at The Rim Construction Loan for an additional 24 months, without premium or penalty, subject to prior notice, satisfaction of certain debt service coverage ratios, and other conditions. In the event that the Aura at The Rim Joint Venture exercises the extension option, monthly payments of principal, in the amount of $29,200, plus accrued interest will be required. In the event that the Aura at The Rim Joint Venture exercises the extension option, the estimated outstanding principal balance of the Aura at The Rim Construction Loan would be approximately $27 million at maturity. The Aura at The Rim Construction Loan may be prepaid, in whole or in part, at any time, with prior notice to the Aura at The Rim Lender.

The Aura at The Rim Loan Documents contain affirmative, negative and financial covenants, reserve requirements and other agreements, representations, warranties, borrowing conditions, and events of default customary for loans similar to the Aura at The Rim Construction Loan. The Aura at The Rim Construction Loan is secured under a deed of trust and security agreement from the Aura at The Rim Joint Venture in favor of the Aura at The Rim Lender, granting a first priority mortgage on the Aura at The Rim Property in favor of the Aura at The Rim Lender, including all improvements thereon, with a collateral assignment of rents. In addition, the Aura at The Rim Construction Loan is guaranteed by TRG Regions Rim Guaranty Company, LLC, an affiliate of one of our joint venture partners, TRG Rim, L.P., which is an affiliate of Trinsic Residential Group LP, for debt service payment, completion, and standard non-recourse carve-outs.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Loan Agreement dated effective as of April 17, 2014 by and between GGT TRG RIM TX, LLC and Regions Bank.

10.2	Promissory Note dated April 17, 2014 in the original principal amount of $27,670,300, by GGT TRG RIM TX, LLC in favor of Regions Bank.

Cautionary Note Regarding Forward-Looking Statements

Statements contained herein that are not statements of historical or current fact may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbor created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share net asset value of the Company’s common stock, and/or other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s ability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Given these uncertainties, the Company cautions you not to place undue reliance on such statements.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.CNLGrowthProperties.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this cautionary note. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to, and expressly disclaims any obligation to, publicly release the results of any revisions to its forward-looking statements to reflect new information, changed assumptions, the occurrence of unanticipated subsequent events or circumstances, or changes to future operating results over time, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2014		CNL GROWTH PROPERTIES, INC. a Maryland corporation

	By:	/s/ Scott C. Hall
Scott C. Hall
Senior Vice President of Operations